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                                                                   Exhibit 10.46





                          SAFETY INSURANCE GROUP, INC.


                            STOCK PURCHASE AGREEMENT


                                  June 28, 2002





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                                TABLE OF CONTENTS

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                                                                           Page

1.    Purchase and Sale of Stock..............................................1


2.    Representations and Warranties of the Company...........................1


3.    Representations and Warranties of Purchaser.............................2


4.    Conditions to Purchaser's Obligation at Closing.........................3


5.    Conditions to the Company's Obligation at Closing.......................4


6.    Termination.............................................................4


7.    Miscellaneous...........................................................4


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                            STOCK PURCHASE AGREEMENT


          THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 28th day of June, 2002, by and between Safety Insurance Group, Inc., a Delaware corporation (the "Company"), and Fairholme Partners, L.P., a Delaware limited partnership ("Purchaser").

          WHEREAS, the Company plans to conduct an initial public offering (the "IPO") of its common stock, par value $0.01 per share (the "Common Stock"); and

          WHEREAS, the Company wishes to sell to Purchaser, and Purchaser wishes to purchase from the Company, shares of Common Stock, as provided herein.

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE AND SALE OF STOCK.

     1.1 SALE AND ISSUANCE OF SHARES. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell and Purchaser agrees to purchase directly from the Company, 350,000 shares of Common Stock (the "Shares") on a non-underwritten basis. The purchase price per share for the Shares will be equal to the price to the public of shares of Common Stock in the IPO, as set forth on the cover of the final prospectus for the IPO.

     1.2 THE CLOSING. The closing (the "Closing") of the purchase and sale of the Shares shall be held at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55 Street, New York, New York 10019, or such other place as the Company and Purchaser shall agree, simultaneously with the closing (i.e., the Company shall have received payment from the underwriters for the shares of Common Stock to be issued and delivered in the IPO and shall have issued the shares to the underwriters) of the IPO (without regard to the closing of any overallotment option granted to the underwriters in connection with the IPO). At the Closing, the Company will deliver certificates for the Shares registered in the name of Purchaser against payment of the purchase price therefor. At the option of Purchaser, such payment shall be made either (i) by wire transfer in immediately available funds to an account or accounts specified by the Company, or (ii) by netting it from the amount to be paid Purchaser by the Company at the closing of the IPO in repayment of the Company's 13% senior subordinated notes held by Purchaser. If for any reason the sale of Common Stock in the IPO is rescinded after the closing thereof, Purchaser shall have the right to rescind its purchase hereunder.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Purchaser that:

     2.1 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Company is duly authorized to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by Company, is a valid and binding agreement of Company, and is enforceable against Company in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy,


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reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity). The execution, delivery and performance by Company of this Agreement do not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both would constitute) a default under Company's certificate of incorporation or by-laws, or any material agreement to which Company is a party; and no consents, approvals, authorizations, orders, registrations or qualifications of or with any court or governmental agency or body or any third party is required for the execution, delivery or performance by Company of this Agreement.

     2.2 As of the closing of the IPO, the Company will have an authorized capitalization consisting of 30,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. The Shares, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all liens, security interests, claims or encumbrances of any nature.

     2.3 Subject to the accuracy of the representations and warranties of Purchaser in Section 3, the offer and sale of the Shares hereunder are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) thereof.

     2.4 The representations in this Section 2 are all subject to the execution and delivery by the Company, Purchaser and all other parties thereto of the Omnibus Agreement, dated as of June 25, 2002 (the "Omnibus Agreement"), and to the filing of the Amended and Restated Certificate of Incorporation of the Company referred to therein (the "Restated COI") with the Secretary of State of the State of Delaware.

     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants that:

     3.1 The Purchaser has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. Purchaser is duly authorized to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by Purchaser, is a valid and binding agreement of Purchaser, and is enforceable against Purchaser in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity). The execution, delivery and performance by Purchaser of this Agreement do not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both would constitute) a default under Purchaser's organizational documents, or any agreement to which Purchaser is a party; and no consents, approvals, authorizations, orders, registrations or qualifications of or with any court or governmental agency or body or any third party is required for the execution, delivery or performance by Purchaser of this Agreement.


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     3.2  This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this Agreement Purchaser hereby confirms, that the Shares will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

     3.3 Purchaser understands that the Shares it is purchasing have not been registered under the Securities Act, and absent registration, may not be offered or sold within the United States except pursuant to an exemption from such laws or in a transaction not subject to the registration requirements of the Securities Act. In this connection, Purchaser represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     3.4 Purchaser is an accredited investor, as such term is defined under Regulation D of the Securities Act, which acting for its own account, owns and invests on a discretionary basis over $82.0 million in equity securities and over $7.0 million in fixed income securities of issuers that are not affiliated with Purchaser. The foregoing unaudited values were true and correct as of June 28, 2002, and are based upon the market value of such securities, where there is a public market for such securities, and on cost, where there is no public market for such securities.

     3.5 The Company has afforded Purchaser and Purchaser's advisors, if any, the opportunity to discuss an investment in the Company and to ask questions of representatives of the Company concerning the terms and conditions of the offering of the Shares and any operative documents, and such representatives have provided answers to all such questions concerning the offering of the Shares and any such operative documents. Purchaser has consulted its own financial, tax, accounting and legal advisors, if any, as to Purchaser's investment in the Company and the consequences thereof and risks associated therewith. Purchaser and its advisors, if any, have examined or have had the opportunity to examine before the date hereof all operative documents and all information that Purchaser deems to be material to an understanding of the Company and its subsidiaries and the offering of the Shares.

     3.6 The representations, warranties and agreements of Purchaser contained herein are made for the benefit of, and may be relied upon by, the Company, Credit Suisse First Boston Corporation, Jefferies & Company, Inc. and each of their respective representatives, agents and counsel.

     4. CONDITIONS TO PURCHASER'S OBLIGATION AT CLOSING. The obligation of Purchaser to purchase the Shares at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing of the following conditions:

     4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in Section 2 shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date.


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     4.2  OMNIBUS AGREEMENT. The Omnibus Agreement shall have been executed and delivered by all parties thereto and the Restated COI shall have been filed with the Secretary of State of the State of Delaware.

     4.3 INITIAL PUBLIC OFFERING OF COMMON STOCK. The closing of the IPO shall have occurred simultaneously with the Closing.

     5. CONDITIONS TO THE COMPANY'S OBLIGATION AT CLOSING. The obligation of the Company to sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing of the following conditions:

     5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Purchaser in Section 3 shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date, except for the specific valuation of Purchaser's investment holdings set forth in Section 3.4, which shall be true and correct as of the date set forth therein.

     5.2 OMNIBUS AGREEMENT. The Omnibus Agreement shall have been executed and delivered by all parties thereto and the Restated COI shall have been filed with the Secretary of State of the State of Delaware.

     5.3 INITIAL PUBLIC OFFERING OF COMMON STOCK. The closing of the IPO shall have occurred simultaneously with the Closing.

     6.   TERMINATION.

     6.1 GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Closing:

          (a)  by mutual written agreement of the Company and Purchaser; or

          (b) by either the Company or Purchaser if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction. The party desiring to terminate this Agreement pursuant to clause 6.1(b) shall give notice of such termination to the other party.

     6.2  EFFECT OF TERMINATION. If this Agreement is terminated as permitted by
Section 6.1, such termination shall be without liability of either party (or any partner, stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement.

     7.   MISCELLANEOUS.

     7.1 SURVIVAL. The representations and warranties set forth in Sections 2 and 3 shall survive until three years after the date of the Closing.


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     7.2  EXPENSES; INDEMNIFICATION. The Company shall not be responsible for the Purchaser's legal or other fees and expenses incurred in connection with entering into this Agreement and the transactions contemplated hereby. The Company and Purchaser shall indemnify each other for any loss or liability incurred by the indemnified party as the result of any breach of the indemnifying party's representations or warranties hereunder. Any party that may be entitled to indemnification hereunder (the "Indemnified Party") shall promptly notify the party from whom indemnification is sought hereunder (the "Indemnifying Party") in writing of the Indemnified Party's receipt of notice of its involvement in any action in respect of which a claim for indemnification is to be made hereunder; provided, however, that any failure to so notify the Indemnifying Party shall not affect the Indemnifying Party's obligations to so indemnify such person except to the extent that the Indemnifying Party is materially prejudiced by such failure.

     7.3 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. This Agreement may not be amended or any provision waived except by a writing signed, in the case of an amendment, by each party hereto and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof unless the other party is materially prejudiced thereby, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     7.4 ASSIGNABILITY. This Agreement is not assignable by either of the parties without the prior written consent of the other. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assignees.

     7.5 SEVERABILITY. If any term, provision or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and restrictions of this Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.

     7.6 LIABILITY OF COMPANY. Notwithstanding anything to the contrary herein, the Company shall have no liability to Purchaser hereunder if the Closing is not effected for any reason.

     7.7 NOTICES. Any notices and other communications required to be given pursuant to this Agreement shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested), or delivered by facsimile or by telex, as follows:


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                  If to the Company:

                  Safety Insurance Group, Inc.
                  20 Custom House Street
                  Boston, Massachusetts 02110
                  Attention: Chief Financial Officer
                  Telecopier: (617) 951-0697

                  If to Purchaser:

                  Fairholme Partners, L.P.
                  51 JFK Parkway
                  Short Hills, New Jersey 07078
                  Attention: Bruce R. Berkowitz
                  Telecopier: (973) 379-2478

     7.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof. This Agreement may be executed in one or more counterparts, which together will constitute a single agreement.

     7.9 CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.



                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.



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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year hereinabove first written.

                                      FAIRHOLME PARTNERS, L.P.


                                      By: /s/ Bruce R. Berkowitz
                                         --------------------------------
                                         Name:  Bruce R. Berkowitz
                                         Title: Managing Member of the
                                                General Partner


                                      SAFETY INSURANCE GROUP, INC.

                                      By: /s/ William J. Begley, Jr.
                                         --------------------------------
                                         Name:  William J. Begley, Jr.
                                         Title: Vice President



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